UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2014

DRYWAVE TECHNOLOGIES, INC.
(Name of registrant in its charter)

Delaware	000-54717	27-1340346
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

167 Penn Street
Washington Boro, Pennsylvania  17582
 (Address of principal executive offices)

(717) 215-9872
 (Registrant's telephone number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)
On February 6, 2014, Drywave Technologies Inc. (the “Registrant”) was notified that Ron R. Chadwick, P.C., the Registrant’s independent registered accountant had retired and would no longer serve as the Registrant’s independent registered accountant.   In connection with Mr. Chadwick’s retirement, the Registrant’s Board of Directors (the “Board”) approved the engagement of Cutler and Co., LLC to serve as the Registrant’s independent registered accountant.

The report of Ronald R. Chadwick, P.C. on the Registrant’s financial statements for the fiscal years ended December 31, 2012 and 2011 included an explanatory paragraph that noted substantial doubt about the Registrant’s ability to continue as a going concern.  The audit reports of Ronald R. Chadwick, P.C. on the financial statements of the Registrant for the fiscal years ended December 31, 2012 and 2011 did not otherwise contain any adverse opinion or a disclaimer of opinion nor were they modified as to uncertainty, audit scope or accounting principles.

The Registrant and Ronald R. Chadwick, P.C. did not, during the Registrant’s two most recent fiscal years or any subsequent period through the date of dismissal, have any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ronald R. Chadwick, P.C., would have caused him to make reference thereto in his report on the financial statements for such years.

On February 12, 2014, the Registrant provided Ronald R. Chadwick, P.C. with a copy of the foregoing disclosure that the Registrant is making in response to Item 4.01 of this Current Report on Form 8-K, and requested that Ronald R. Chadwick, P.C. provide the Registrant with a letter addressed to the United States Securities and Exchange Commission stating whether or not Ronald R. Chadwick, P.C. agrees with the above statements.  A copy of Ronald R. Chadwick, P.C.’s response letter, dated February 13, 2014 is attached hereto as Exhibit 16.1.

(b)
On February 12, 2014, upon the approval of the Board, the Registrant engaged Cutler and Co., LLC to serve as the Registrant’s principal accountant effective February 12, 2014.  During the two most recent fiscal years and through the date of its engagement, the Registrant did not consult with Cutler and Co., LLC regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event (as described in Regulation S-K Item 304(a)(1)(v)).

Prior to engaging Cutler and Co., LLC, Cutler and Co., LLC did not provide the Registrant with either written or oral advice that was an important factor considered by the Registrant in reaching a decision to change its independent registered public accounting firm to Cutler and Co., LLC.

Item 9.01.  Financial Statements and Exhibits

EXHIBIT	DESCRIPTION
16.1	Letter dated February 12, 2014 from Ronald R. Chadwick, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRYWAVE TECHNOLOGIES, INC.

DATE: February 19, 2014	By:	/s/ Austin Kibler
Austin Kibler Chief Executive Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
16.1	Letter dated February 12, 2014 from Ronald R. Chadwick, P.C.